Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of LIN Media LLC for the three months ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Vincent L. Sadusky, President and Chief Executive Officer of the Company, and Richard J. Schmaeling, Senior Vice President and Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 12, 2013	/s/ Vincent L. Sadusky
Vincent L. Sadusky
President and Chief Executive Officer

Dated:	November 12, 2013	/s/ Richard J. Schmaeling
Richard J. Schmaeling
Senior Vice President and Chief Financial Officer